• • • • • • • • • •

• • • • • • • • • • • • • • • • • • • • • •

• • • • • •

• • • • • • • • • • • • • • • • • • • • • • • • • • • •

- 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00%

- 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00%

6% YoY Growth 7% YoY Growth 85 bps Growth 124 bps Growth -1.00% 1.00% 3.00% 5.00% 7.00% 9.00% $15 .0 $20 .0 $25 .0 $30 .0 $35 .0 $40 .0

• • • • • • • • • • • 1.87% 10.96% +200 bp -200 bp

Total primary liquidity is 1.9x uninsured and uncollateralized deposits as of 3/31/23 Customers with <$1mm in balances made up 65% of adjusted total deposits(3) at 3/31/23 and 63% at 12/31/22

• •

• • • • •

• • • •

• •

15 Year Stock price appreciation: 44.9% Average dividend yield: 3.17%

$2.3 $2.2 $2.3 $2.3 $2.6 $2.6 $2.8 $3.7 $3.9 $4.1 $4.3 $4.4 $4.9 $5.5 $5.7 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Total Assets $ in billions Acquisitions: 2008 Union Bankshares 2012 Bank of America (14 branches) 2015 The Bank of Maine Organic Growth 58% Acquisition Growth 42%

Total Assets $5.7 Billion Average Deposits $4.5 Billion 3% YoY Growth 7% 5 Year CAGR Net Income $61.4 Million 9% YoY Growth 11% 5 Year CAGR (11%) YoY Growth 17% 5 Year CAGR

7% YoY Growth 7% YoY Growth 27 bps YoY Growth 27 bps YoY Growth

• •

• •

87% 87% 80% 74% 83% $3.7 $3.9 $4.2 $4.6 $4.9

• • •

Camden National Corporation

Investor Presentation

Greg Dufour | President & Chief Executive Officer
Mike Archer | EVP, Chief Financial Officer

June 22, 2023

Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements typically can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "plan," "target," "potential" or "goal" or future or conditional verbs such as "will," "may," "might," "should," "could" and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult for Camden National Corporation (the "Company") to predict. The actual results, performance or achievements of the Company may differ materially from what is reflected in such forward-looking statements.

The following factors, among others, could cause the Company's financial performance to differ materially from the Company's goals, plans, objectives, intentions, expectations and other forward-looking statements: (i) the impact of the COVID-19 pandemic; (ii) the impact of the war in Ukraine; (iii) weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for credit losses or a reduced demand for the Company's credit or fee-based products and services; (iv) changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (v) inflation, interest rate, market, and monetary fluctuations; (vi) ongoing competition in the labor markets and increased employee turnover; (vii) competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; (viii) deterioration in the value of the Company's investment securities; (ix) volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, or the availability and terms of funding necessary to meet the Company's liquidity needs; (x) changes in information technology and other operational risks, including cybersecurity, that require increased capital spending; (xi) changes in consumer spending and savings habits; (xii) changes in tax, banking, securities and insurance laws and regulations; (xiii) the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; (xiii) changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board, and other accounting standard setters; (xiv) turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including the Camden National, to attract and retain depositors, and could affect the ability of financial services providers, including the Company, to borrow or raise capital; (xv) actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; (xvi) changes to regulatory capital requirements in response to recent developments affecting the banking sector; and (xvii) questions about the soundness of one or more financial institutions with which we do business.

In addition, statements regarding the potential effects of the war in Ukraine, the COVID-19 pandemic and other notable national and global current events on the Company's business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond the Company's control.

You should carefully review all of these risks, and be aware that there may be other factors that could cause the Company's actual results to differ materially from those anticipated, including the risk factors listed in the Company's filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this presentation, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures. Management uses these non-GAAP financial measures for purposes of measuring our performance against our peer group and other financial institutions and analyzing our internal performance. These non-GAAP financial measures also help investors better understand the Company's operating performance and trends and allow for better performance comparisons to other financial institutions. These measures are not a substitute for GAAP operating results and may not be comparable to non-GAAP measures used by other financial institutions. Schedules that reconcile the non-GAAP financial measures to GAAP financial information are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and earnings releases filed with the SEC.

Camden National Corporation

NASDAQ: CAC

As of May 31, 2023	As of March 31, 2023
$431 Million Market Cap	**$5.7** Billion Assets
46,724 Average Daily Volume	**$4.1** Billion Loans
57 Banking Centers	**$4.6** Billion Deposits
2 Loan Production Offices	**$1.8** Billion Assets Under Administration

Analyst Coverage:

KBW (market perform)

Janney (market perform)

Raymond James (market perform)

Stephens (market perform)


ME
Bangor
Ellsworth
Augusta
Camden
Lewiston
Portland
NH
Manchester
Portsmouth
MA
Braintree

Largest publicly traded bank headquartered in Northern New England (parent company of Camden National Bank)

Why Camden National?

Strong Long-Term Financial Performance and Shareholder Returns

- History of strong financial performance and stable growth
- Strong capital position with a history of growing dividends and repurchasing shares
- Strong credit culture with a history of superior credit quality

Committed to Quality Growth

- Sustainable long-term growth organically and through opportunistic acquisitions
- Strong and deep core deposit franchise
- Expanded presence in local higher growth markets, including Southern Maine, New Hampshire, and Northern-Massachusetts



Strong Brand Recognition and 2022 Market Share

- 145+ year operating history, embedded deeply in the communities served
- #3 overall deposit market share in Maine, #2 in community banks
- #2 mortgage originator in Maine
- Recognized by four different organizations for commitment to our customers and employees

Camden National *by the Numbers*

Camden NATIONAL CORPORATION

As of or for the quarter ended March 31, 2023 unless otherwise noted

Deposits

- Loan/deposit ratio of 88%
- Deposits decreased 4%
  - Decreased 1% adjusting for one relationship that is used as a surrogate for borrowings
- Uninsured and uncollateralized deposits were 15% of total deposits

Asset Quality

- NPA/total loans of 0.13%
- NCO/average loans of 0.02%
- CRE office loans totaled $207.2 million, or 5% of total loans
  - $1.1 million average loan balance
  - Average LTV of 57%

Liquidity

- Available primary liquidity of $1.3 billion
- Available primary liquidity was 1.9x uninsured and uncollateralized deposits

Investments

- 60% AFS, 40% HTM
- $122.0 million unrealized loss position
  - 20% of CET1 capital
  - Continue to exceed regulatory capital requirements if losses were realized

NIM

- Net interest margin of 2.54%, down 22 bps from 4Q 2022
  - Asset yield of 3.92%, up 25 bps
  - Funding cost of 1.45%, up 49 bps

Capital

- CET1 risk-based capital ratio of 11.90%
- Total risk-based capital ratio of 13.95%
- TCE ratio(1) of 6.56%
- Dividend yield of 5.69% as of 5/31/23

(1) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Camden NATIONAL CORPORATION

Current Financial Update

1Q 2023 Financial Highlights

Camden NATIONAL CORPORATION

- Net income decreased by $2.6 million, or 17%, from the fourth quarter, while pre-tax, pre-provision earnings[1] decreased $1.8 million, 9%, over the same period
- Total loans grew $62 million, or 2%, during the first quarter of 2023
- Total deposits decreased $184 million, or 4%, from year end, which was driven by one large municipal deposit relationship decreasing its interest checking balance by $122 million during the first quarter of 2023
- Strong asset quality highlighted by non-performing assets of 0.09% of total assets and past due loans of 0.05% of total loans
- Uninsured and uncollateralized deposits were 15% of total deposits at March 31, 2023
- Available primary liquidity was 1.9x uninsured and uncollateralized deposits at March 31, 2023

Net Income
$12.7 million

Diluted Earnings Per Share
$0.87

Return on Assets | Return on Equity
0.91% **11.16%**

Efficiency Ratio[1]
58.96%

Non-Performing Assets to Total Assets
0.09%

Total Risk-Based Capital Ratio
13.95%

(1) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Current Priorities and Recent Actions

Camden NATIONAL CORPORATION

	Priorities	Recent Actions
Earnings	• Optimize net interest margin • Expand presence in southern ME, MA & NH • Expand small business market share • Prudent expense management • Investments in process and technology for future efficiency and scale	• Disciplined loan pricing and deposit generation • New swap strategies to promote near-term asset sensitivity • Re-engineered business processes • Implementing AI technology to enhance customer service • Continue investment into RPA technology
Credit Quality	• Continue disciplined credit underwriting • Actively identify and manage signs of credit concerns within loan portfolio • Monitor and stress test various portfolio concentrations	• Introduced new credit monitoring techniques • Enhanced process for prompt management of weakening credits • Identifying opportunities for additional agency lending
Corporate Responsibility	• Monitor ESG benchmarking to peer companies • Continue to develop an ESG strategic roadmap • Promote organizational diversity	• Initiated ESG peer benchmarking • Engaged third-party consultant to develop a strategic roadmap • Introduced a board-approved diversity core value and statement
Human Capital & Customers	• Develop and retain top talent • Employee engagement • Enhance customer experience through digital channels	• Enhancing ESG-related disclosures • New internal training program for SVP's • Maintaining a digital roadmap

Loans


Loan Portfolio Trend
($ in Billions)
$3.5
$3.7
$3.9
$4.0
$4.1
6%
7%
7%
6%
6%
39%
41%
42%
42%
43%
3.70%
3.64%
3.91%
4.21%
4.50%
43%
41%
40%
41%
41%
12%
11%
11%
11%
10%
3/31/2022
6/30/2022
9/30/2022
12/31/2022
3/31/2023
Commercial
Commercial Real Estate
Residential Real Estate
Home Equity and Consumer
Loan Yield

Deposits



Deposit Balance Trend
($ in Billions)
$4.6
4%
7%
32%
31%
26%
0.15%
$4.5
2%
7%
32%
32%
27%
0.21%
$4.6
2%
6%
33%
32%
0.45%
27%
$4.8
4%
6%
30%
36%
0.84%
24%
$4.6
5%
8%
30%
1.22%
35%
22%
3/31/2022
6/30/2022
9/30/2022
12/31/2022
3/31/2023
Noninterest Checking
Interest Checking
Savings/Money Market
CDs
Brokered Deposits
Deposit Cost

Net Interest Income and Net Interest Margin

Camden NATIONAL CORPORATION



$36.4
$1.1
$36.5
$0.2
$37.8
$0.1
$37.0
$0.0
$34.3
$0.0
4.52%
3.65%
2.87%
2.84%
2.88%
2.76%
2.54%
2.19%
0.77%
0.12%
$35.3
$36.3
$37.7
$37.0
$34.3
1Q22
2Q22
3Q22
4Q22
1Q23
NII (less SBA PPP income)
SBA PPP Income
NIM
Fed Funds Effective(1)

Avg. Earning Assets $5.4 Billion	6% YoY Growth	Avg. Funding $5.1 Billion	7% YoY Growth
Earning Asset Yield 3.92%	85 bps Growth	Funding Cost 1.45%	124 bps Growth

All data is presented as of March 31, 2023 unless otherwise noted.
(1) Fed funds effective represents the quarterly average rate.

Interest Rate Sensitivity



13.52%
10.96%
1.87%
-2.24%
Year 1
Year 2
+200 bp
-200 bp

Interest Rate Risk Position[1]

- Liability sensitive Year 1 and asset sensitive Year 2; strategies employed improve asset sensitivity in Year 1

Current Strategy and Actions

- Disciplined loan pricing
- Manage deposit pricing on an exception-basis
- Deposit acquisition through promotional offerings, primarily through MMDA and CDs
- Executed $300 million of interest rate swaps in Q1 2023 with a weighted-average pay-fixed rate of 3.646% and currently receiving fed funds OIS which as of 3/31 was 4.83%
- Subsequent to quarter end executed additional $75 million in swaps at pay fix rate of 3.807%, receiving fed funds OIS
- Investment cash flow being used to pay down borrowings, approximately $120 million over next 12 months

Supplemental Info[2]

- Adjustable/variable rate loans make up 38% of the portfolio
- 20% of loans reprice within 12 months
- $4.2 billion of non-maturity deposits (incl. brokered) are at an average cost of 1.26%
- $1.6 billion of non-maturity and brokered deposits are indexed or exception priced

(1) Assumes flat balance sheet, no changes in asset/funding mix, and a parallel and pro-rata shift in rates over a 12 month period. In the down -200 bps scenarios, Prime is floored at 3.00%, Fed Funds and Treasury rates at 0.01%, and all other market rates are floored at the lesser of current rates or 0.25%. As of March 31, 2023.
(2) All data is presented as of March 31, 2023 unless otherwise noted

Deposits and Liquidity

Camden NATIONAL CORPORATION

Uninsured Deposits	3/31/2023		12/31/2022		Change	
	Amount ($ in millions)	% of Total Deposits	Amount ($ in millions)	% of Total Deposits	$	%
Deposits in excess of FDIC insurance	$1,112.4	24.0%	$1,418.6	29.4%	$(306.2)	-21.6%
Deposits in excess of FDIC insurance and uncollateralized[1]	691.5	14.5%	745.9	15.5%	(54.4)	-7.3%

Primary Liquidity Sources	3/31/2023	12/31/2022	Change	
	Amount *($ in millions)*	Amount *($ in millions)*	$	%
Excess Cash[2]	$17.3	$17.9	$(0.6)	-3.4%
Unpledged Investment Securities	475.2	321.5	153.7	47.8%
Unpledged Municipal Securities	95	89.9	5.1	5.7%
Over Collateralized Securities Pledging Position	150.8	228.6	(77.8)	-34.0%
FHLB Borrowing Capacity	446.7	760.6	(313.9)	-41.3%
Current Fed Discount Window Availability	43.5	42.4	1.1	2.6%
Unsecured Borrowing Lines	69.9	69.9	0.0	0.0%
Total Available Primary Liquidity	**$1,298.4**	**$1,530.8**	**$(232.4)**	**-15.2%**

Additional Liquidity Sources[4]
Brokered Deposit Access
Monthly Investment Cash Flows

Customers with <$1mm in balances made up 65% of adjusted total deposits[3] at 3/31/23 and 63% at 12/31/22

Total primary liquidity is 1.9x uninsured and uncollateralized deposits as of 3/31/23

(1) Uncollateralized deposits are customer deposit balances for which the Company has not pledged any of its assets, including investment securities, or provided any other type of guarantee.
(2) Excess cash represents cash balances held at the Federal Reserve Bank above the reserve requirement, which at 3/31/2023 remained at zero.
(3) This is a non-GAAP financial measure.
(4) As of March 31, 2023, the Company did not have any borrowings from either the Federal Reserve's Discount Window or the Bank Term Funding Program ("BTFP"). Subsequent to March 31, 2023, the Company added $160 million of capacity under the BTFP, and currently has $135 million outstanding at 4.70%.

Commercial Diversification

CRE and Commercial Loans by Industry
(as of 3/31/23)



Other (14 Industries <3%) 15%
Other Services (expt Public Admin) 3%
Wholesale Trade 3%
Construction 4%
Manufacturing 4%
Health Care / Social Asst. 5%
Retail Trade 5%
Lodging 10%
Real Estate Investment 51%
$2.1 billion

Real Estate Investment Breakdown
(as of 3/31/23)



Other Nonresidential Buildings 11%
Office Buildings 20%
1-4 Family 8%
Industrial / Warehouse 14%
Retail Store 16%
Multi-Family / Apartments 31%
$1.1 billion

Commercial Real Estate
- 61% of real estate located in Maine, 18% in New Hampshire, and 9% in Massachusetts
- 80% non-owner occupied, 20% owner occupied

Office Portfolio



Office Loans > $1mm by State
(as of 3/31/23)
24%
49%
27%
ME
NH
MA

- Office loans represent 5% of total loans and 12% of the commercial real estate portfolio as of 3/31/23
- Projects require significant cash equity requirements, LTV minimum of 75% - 80% at origination, and requests for guarantors
- Customer pays fixed rate on 67% of balances and floating rate on 33% of balances[1] as of 3/31/23
- No loans within the office portfolio were past due or non-performing at 3/31/23
- 2% of office portfolio was owner occupied at 3/31/23

Credit Details by Class *(as of 3/31/23)*

Class	Outstanding *($ in millions)*	Average Balance *($ in millions)*	Weighted Avg LTV
Class A > $1mm	$90.2	$4.7	56%
Class B > $1mm	62.4	5.7	57%
Class C > $1mm	4.1	2.1	65%
Total > $1mm	**$156.7**	**$4.9**	**57%**
Total < $1mm	50.5	0.3	N/A
Total Office	**$207.2**	**$1.1**	**N/A**

(1) Of the 67% of balances where the customer pays a fixed rate, 43% are through a back-to-back loan swap arrangement.

Investment Portfolio



CMO - Agency Backed 19%
Corporate Bonds 3%
Municipal 8%
Other - Agency Backed 4%
MBS - Agency Backed 66%
$1.3 billion

Corporate Bond Ratings
(21 holdings)



21%
$44.6 million
55%
24%

Municipal Bond Ratings
(139 holdings)



9%
15%
$105.2 million
76%

▪ Aaa/AAA ▪ Aa1/AA+ to Aa3/AA- ▪ A1/A+ to A3/A- ▪ Baa1/BBB+ to Baa3/BBB- ▪ NR

- 60% AFS, 40% HTM
- 100% of municipal holdings are rated A- or better by at least one rating agency (50% carry additional credit support)
- The corporate bond portfolio was made up of 20 different companies, including 17 different banks
- Largest corporate bond exposure is to a global systemically important bank, and carried a book value of $6.7 million

All data presented as of 3/31/23 unless otherwise noted.
Investment data presented at book value.

Strong Capital Position



Tier 1 Leverage Ratio
9.30%
9.25%
9.24%
9.22%
9.24%
Required
Minimum(1)
4.00%
1Q22
2Q22
3Q22
4Q22
1Q23



TCE Ratio(2)
7.25%
6.51%
6.13%
6.37%
6.56%
Required
Minimum(1)
2.00%
1Q22
2Q22
3Q22
4Q22
1Q23



Total Risk-Based Capital Ratio
14.51%
14.15%
13.81%
13.80%
13.95%
Required
Minimum(1)
10.50%
1Q22
2Q22
3Q22
4Q22
1Q23

Unrealized loss on debt securities was $122 million at 3/31/23

- AFS unrealized loss of $91 million
- HTM unrealized loss of $31 million

(1) "Required Minimum" including capital conservation buffer.
(2) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Historical Financial Information

Creating Long-Term Shareholder Value

Data range: May 31, 2008 – May 31, 2023

Performance (%)	1Y	10Y	15Y
CAC	-30.6%	59.2%	133.0%
S&P SmallCap Banks	-29.8%	68.2%	61.8%
CAC Proxy Peer Group	-23.4%	62.4%	75.0%
Russell 2000	-4.7%	103.4%	187.3%

15 Year

Stock price appreciation: 44.9%

Average dividend yield: 3.17%


300%
250%
200%
150%
100%
50%
0%
-50%
-100%
May-08
May-09
May-10
May-11
May-12
May-13
May-14
May-15
May-16
May-17
May-18
May-19
May-20
May-21
May-22
May-23
187%
133%
75%
62%
CAC
Proxy Peers
S&P SmallCap Banks
Russell 2000

Source: S&P Global

Balanced Long-Term Growth

Camden NATIONAL CORPORATION



Total Assets
$ in billions
8% CAGR
$2.3
$2.2
$2.3
$2.3
$2.6
$2.6
$2.8
$3.7
$3.9
$4.1
$4.3
$4.4
$4.9
$5.5
$5.7
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Acquisitions:
2008 Union Bankshares
2012 Bank of America (14 branches)
2015 The Bank of Maine

Organic Growth
58%

Acquisition Growth
42%

2022 Financial Summary

Camden NATIONAL CORPORATION

Metric	YoY Growth	5 Year CAGR
Total Assets $5.7 Billion	3% YoY Growth	7% 5 Year CAGR
Average Deposits $4.5 Billion	9% YoY Growth	11% 5 Year CAGR
Net Income $61.4 Million	(11%) YoY Growth	17% 5 Year CAGR

Return on Assets
1.12%

Return on Equity
13.15%

Diluted Earnings Per Share
$4.17

Efficiency Ratio(1)
56.16%

NIM (FTE)
2.86%

(1) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Net Interest Income and Net Interest Margin

Camden NATIONAL CORPORATION



$120.4
$127.6
$136.3
$7.7
$137.4
$8.2
$147.7
$1.3
3.16%
3.15%
3.09%
2.84%
2.86%
$120.4
$127.6
$128.6
$129.2
$146.4
2018
2019
2020
2021
2022
NII (less SBA PPP income)
SBA PPP Income
NIM

Avg. Earning Assets
$5.2 Billion

7% YoY Growth

Earning Asset Yield
3.34%

27 bps YoY Growth

Avg. Funding
$4.9 Billion

7% YoY Growth

Funding Cost
0.51%

27 bps YoY Growth

All data is presented as of or for the year ended December 31, 2022 unless otherwise noted.

Diversified Revenue Stream



Revenue Trend
($ in Millions)
$38.2
$42.1
$50.5
$49.7
$40.7
24%
21%
22%
20%
24%
23%
23%
22%
22%
19%
2018
2019
2020
2021
2022
Debit Card Income
Service charges on deposit accounts
Fiduciary and Brokerage Income
Mortgage Banking Income
Other Income
CAC % of Revenue
Peer % of Revenue

- Assets under administration of $1.7 billion, down (4%) year-over-year
- Residential real estate production down (30%) from record volume year in 2021, driving lower mortgage banking income

Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 billion and $10.0 billion, excluding merger targets.
All data is presented as of December 31, 2022 unless otherwise noted.

Driving Efficiency and Scale



57.71%
60.36%
55.77%
61.60%
52.56%
58.41%
54.85%
58.00%
56.16%
56.38%
2.39%
2.22%
2.39%
2.16%
2.18%
2.04%
2.11%
1.96%
2.15%
1.91%
2018
2019
2020
2021
2022
Efficiency Ratio (CAC)
Efficiency Ratio (Peers)
Overhead Expense Ratio (CAC)
Overhead Expense Ratio (Peers)

- Balanced approach to investing in the franchise while maintaining efficient operations
- Efforts underway to enhance processes to drive efficiency and scale, including technology / software, digital channels, and RPA

Efficiency ratio is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.
Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 billion and $10.0 billion, excluding merger targets.
Overhead Expense Ratio = Annualized Non-interest Expense / Average Assets.

Loan Portfolio

Loan Portfolio Trend
($ in Billions)



$3.0
$3.1
$3.2
$3.4
$4.0
44%
56%
46%
54%
4%
42%
54%
1%
45%
54%
47%
53%
2018
2019
2020
2021
2022
Commercial
Retail
SBA PPP

Loan Portfolio Mix



Home Equity and Consumer 7%
Commercial 11%
Residential Real Estate 41%
Commercial Real Estate 41%

All data is presented as of December 31, 2022 unless otherwise noted.

Solid Credit Quality

Camden NATIONAL CORPORATION

Camden National Corp.
Peer Group

NPAs / Assets



2.00%
1.50%
1.00%
0.50%
0.00%
2018
2019
2020
2021
2022

NCOs / Average Loans



1.00%
0.75%
0.50%
0.25%
0.00%
2018
2019
2020
2021
2022

Loan Loss Reserves / Gross Loans



2.00%
1.50%
1.00%
0.50%
0.00%
2018
2019
2020
2021
2022

Nonaccrual Loans / Loans



2.00%
1.50%
1.00%
0.50%
0.00%
2018
2019
2020
2021
2022

Data presented for periods prior to 2020 does not reflect the impact of CECL.
Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $2.0 billion and $10.0 billion, excluding merger targets.
Source: S&P Global. Data is as of 12/31/2022.

Investment Portfolio


Securities Portfolio Mix and Trend(1)
($ in millions)
$949
12%
88%
2018
$928
14%
86%
2019
$1,091
12%
88%
2020
$1,521
9%
91%
2021
$1,356
11%
89%
2022
U.S. Agency Backed
Municipal and Corporate Bonds

	2018	2019	2020	2021	2022
Book Yield (FTE)	2.46%	2.64%	2.38%	1.80%	2.14%
Modified Duration	4.14	4.65	3.95	4.75	5.83
Securities / Assets	22%	21%	22%	28%	24%

(1) Excludes impact of unrealized gains/losses.
All data is presented as of December 31, 2022 unless otherwise noted.

Funding

Camden NATIONAL CORPORATION

Average Funding Trend
($ in billions)



$3.7
22%
64%
14%
$3.9
17%
70%
13%
$4.2
13%
71%
16%
$4.6
11%
65%
24%
$4.9
10%
66%
24%
2018
2019
2020
2021
2022
Noninterest Checking
Interest-bearing Deposits
Borrowings
87%
87%
80%
74%
83%
Loan to Deposit Ratio

Average Funding Mix



Borrowings 9%
CDs 6%
Checking 55%
Savings/Money Market 30%

All data is presented as Q4 2022 averages unless otherwise stated.

Strong Capital Position

Camden NATIONAL CORPORATION



Tier 1 Leverage Ratio
9.53%
9.55%
9.13%
8.92%
9.22%
Required Minimum(1) 4.00%
2018
2019
2020
2021
2022



TCE Ratio(2)
8.02%
8.66%
8.99%
8.22%
6.37%
Required Minimum(1) 2.00%
2018
2019
2020
2021
2022



Total Risk-Based Capital Ratio
14.36%
14.44%
15.40%
14.71%
13.80%
Required Minimum(1) 10.50%
2018
2019
2020
2021
2022

In Q2 2022, transferred AFS securities with a market value of $520.3 million to HTM to protect against further capital dilution in a rising interest rate environment, which proved beneficial

(1) "Required Minimum" including capital conservation buffer.
(2) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Appendix

2022 ESG Highlights

Camden NATIONAL CORPORATION

Committed to continual corporate responsibility progress as we work to create a thriving, sustainable, inclusive future for all our constituents

2022 Highlights:

- Introduced a board-approved diversity core value and statement
- Increased diversity of Board Directors
- Began developing an ESG framework and roadmap (with support of third-party consultant)

Diversity Core Value Formally adopted	**Diversity Statement** Formally adopted	**15%** of donations directed to DEI programs
21 Participants in Horizons Leadership Program	**42%** Female 42% of the Board identifies as female	**8%** Racially Diverse 8% of the Board identifies as racially diverse
8% LGBTQ+ 8% of the Board identifies as LGBTQ+	**50%** Female 50% of the executive management team members identifies as female	**$25K** in Employee Wellness Reimbursements
$42.5K Provided to employees by way of the Employee Emergency Assistance Program	**13,100** Hours of employee training and development	**Hybrid Work** Maintained a flexible, hybrid work environment
4.34/5 Record overall employee engagement score	**$700K** Hope@Home reached $700,000 donated to homeless shelters since 2015	**$614K** Donated to 300 organizations
$29K Donated to 107 nonprofits in honor of employee volunteers	**9,000** Employee Volunteer Hours with approximately 287 nonprofit organizations	**70,000** Pounds of paper securely shredded and recycled
18.9M Digital banking logins	**3.7M** Pages of paper saved by encouraging paperless statements	

Executive Management Team

Name	Position	Age	Years of Banking Experience	Year Joined Camden
Greg Dufour	President and CEO	63	30+	2001
Mike Archer, CPA	EVP Chief Financial Officer	39	10+	2013
David Ackley(1)	SVP Information Security and Enterprise Risk Management	47	10+	2011
Joanne Campbell(1)	EVP Enterprise Risk Management & Chief Risk Officer	60	30+	1996
William Martel	EVP Technology & Support Services	53	20+	2020
Jennifer Mirabile	EVP Director of Wealth Management	63	30+	2017
Tim Nightingale	EVP Chief Credit Officer	65	30+	2000
Heather Robinson, CPA	EVP Chief Human Resources Officer	49	5+	2018
Patricia Rose	EVP Retail Banking	59	30+	2017
Ryan Smith	EVP Commercial Banking	50	25+	2012
Renée Smyth	EVP Chief Experience & Marketing Officer	52	15+	2015

(1) Joanne Campbell will be retiring from Camden National Bank on 7/7/2023, and will be succeeded by David Ackley as EVP Chief Risk Officer upon her retirement.